Exhibit 99.2

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[GRAPHIC]

Management Presentation

August 5, 2005

Second Quarter 2005 Results

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Forward Looking Statements and Other Information

This presentation contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, particularly regarding the financial and strategic impact of acquiring the Zyman Group, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•                  risks associated with effects of national and regional economic conditions;

•                  the Company’s ability to attract new clients and retain existing clients;

•                  the financial success of the Company’s clients;

•                  the Company’s ability to remain in compliance with its credit facility;

•                  risks arising from potential material weaknesses in internal control over financial reporting;

•                  the Company’s ability to retain and attract key employees;

•                  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities;

•                  and, foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s SEC filings.

Summary of Segment Results

	Three Months Ended			Six Months Ended
(US$ in millions)	6/30/2005	6/30/2004	% Change	6/30/2005	6/30/2004	% Change
Marketing Communications
Revenue	$91.8	$57.5	59.7	$167.0	$107.8	54.9
Operating Income	10.1	7.3	38.6	15.4	11.5	34.4
margin	11.0%	12.7%		9.2%	10.6%
EBITDA	16.2	9.3	73.4	24.9	15.2	64.1
margin	17.6%	16.2%		14.9%	14.1%
MDC’s Share of EBITDA	10.7	7.0	52.9	16.8	11.5	46.2
margin	11.6%	12.1%		10.1%	10.7%

Secured Products International
Revenue	$16.7	$17.2	(3.2)	$33.9	$35.3	(4.0)
Operating Income	(1.3)	0.6	(333.5)	(1.9)	0.9	(317.0)
margin	NM	3.3%		NM	2.5%
EBITDA	(0.3)	1.4	(123.6)	0.2	2.4	(93.3)
margin	NM	8.0%		0.5%	6.7%

Corporate
Operating Income	(5.2)	(2.2)	133.6	(11.3)	(11.0)	2.2
EBITDA	(4.1)	(3.4)	20.0	(9.1)	(6.2)	47.4

Cash EPS Reconciliation

(US$ in millions)

	Three Months	Six Months
	Ended	Ended
	6/30/2005	6/30/2005
Net (Loss) from Continuing Operations	$(1.3)	$(5.1)
Depreciation	3.5	6.4
Amortization	4.2	6.1
Stock Based Compensation	0.8	1.8
Cash Earnings	7.2	9.2

Diluted Shares	23.5	22.9

Cash EPS	$0.30	$0.40

Recent Developments

•                  Lifemed - Capital Raise

•                  Agency Restructuring

•                  Margeotes Fertitta / Powell

•                  Chinnici / Targetcom

•                  Corporate Governance

•                  SOX 404 Filing

•                  Expansion of Compliance Function

Reconciliation of Marketing Communications Organic Revenue Growth

	Revenue
(US$ in millions)	Q2	YTD

Increase from Prior Year	$34.3	$59.2
Acquisition Growth	$17.7	$22.0
Foreign Exchange Impact	$2.0	$3.7
Organic Growth	5.4%	11.1%

New Client Relationships Since March 31, 2005

Agency	Account
Accent	World Media
ACLC	David Suzuki’s Planet in Focus / Seniors Tours
Allard Johnson	Royal Bank / World Vision
Bruce Mau	Downsview / Samsung / Herman Miller / AGO
Bryan Mills	ADP / CPPIB website / Chum / ABC Group
Chinnici Direct	Capital One Auto Insurance
Colle & McVoy	Taubman / Buffets / Solae (DuPont) / SIKU Vodka
Cliff Freeman & Partners / Dotglu	Virgin Lifecare
Fletcher Martin	University of Florida
Hello Design	TEN Music / Huntington Library
Henderson Bas	Nintendo / Mercedes online media / Coke USA
IHC	GSK Advair
Kirshenbaum Bond & Partners	Coke (women’s energy drink) / Ciba Vision / Gap (Fourth & Towne)
Mackenzie	US Bank Retail
Media Kitchen	Harris Direct
OnBrand	Tylenol / Second Cup / McNeil Consumer Healthcare
Source	Comcast / BMS / BIC
Targetcom	Computer Associates / Deluxe Corporation
VitroRobertson	Timex hear monitor / Wondertime Magazine
Zig / Bruce Mau	Mt. Sinai / Greenbelt

Marketing Communications Revenue by Discipline – Three Months Ended

June 30, 2005	June 30, 2004

[CHART]	[CHART]

	Three Months	Three Months
	Ended	Ended
	6/30/2005	6/30/2004
Advertising / Integrated Communications	37%	37%
CRM and Direct Marketing	22%	33%
Specialty Communications and Consulting (1)	41%	30%

(1)          Specialty includes branding & corporate identity, interactive communications, public relations, investor relations, research, consulting and sales promotion.

Marketing Communications Revenue by Discipline – Six Months Ended

June 30, 2005	June 30, 2004

[CHART]	[CHART]

	Six Months	Six Months
	Ended	Ended
	6/30/2005	6/30/2004
Advertising / Integrated Communications	39%	35%
CRM and Direct Marketing	26%	33%
Specialty Communications and Consulting (1)	35%	32%

(1)          Specialty includes branding & corporate identity, interactive communications, public relations, investor relations, research, consulting and sales promotion.

Marketing Communications Revenue by Type – Three Months Ended

June 30, 2005	June 30, 2004

[CHART]	[CHART]

	Three Months	Three Months
	Ended	Ended
	6/30/2005	6/30/2004
Retainer	45%	36%
Project Fees	33%	32%
Commission & Recurring Fees	22%	32%

Marketing Communications Revenue by Type – Six Months Ended

June 30, 2005	June 30, 2004

[CHART]	[CHART]

	Six Months	Six Months
	Ended	Ended
	6/30/2005	6/30/2004
Retainer	43%	34%
Project Fees	34%	35%
Commission & Recurring Fees	23%	31%

Cash Flows

	Three Months Ended June 30,
(US$ in millions)	2005	2004

Net Income (Loss)	$(1.0)	$0.9
Income (loss from discontinued operations)	0.4	(2.2)
Income (loss from continuing operations)	(1.3)	3.2

Stock Based Compensation	0.8	(1.1)
Depreciation and Amortization	7.4	2.9
Other Non-cash Items	(1.5)	(1.2)
Changes in Non-Cash Working Capital	14.6	(1.7)
Net Cash Used In Operations	19.9	2.1

Capital Expenditures	(4.5)	(4.9)
Acquisitions, net of cash acquired and dispositions	(53.6)	(1.6)
Other Investing Activities	0.1	(1.9)
Net Cash Used In Investing Activities	(58.0)	(8.5)

Proceeds from issuance of Long Term Debt	55.1	2.0
Other Financing Activities	(9.3)	(4.5)
Net Cash Provided by (Used In) Financing Activities	45.8	(2.5)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(0.5)	1.2
Effect of Discontinued Operations	(0.2)	(2.4)

Net Decrease in Cash and Cash Equivalents	$7.1	$(10.1)

Liquidity Profile

•                  On June 28, 2005 the Company issued C$45 million of convertible unsecured subordinated debentures

Available Liquidity at June 30, 2005

(US$ in millions)
Commitment Under Credit Facility	$116.2

Borrowings Under Credit Facility	71.5
Letters of Credit	3.8

Funds Available Under Credit Facility	$40.9

Available Cash	10.0

Liquidity	$50.9

2005 Revised Expectations

(US$ in millions)

	Marketing		Secure
	Communications		Products		Corporate		Consolidated
	Original	Revised	Original	Revised	Original	Revised	Original	Revised
	Estimate	Estimate	Estimate	Estimate	Estimate	Estimate	Estimate	Estimate

Revenue	$384.7	$360 - $370	$82.9	$75 - $80	—		$467.6	$435 - $450

MDC’s Share of EBITDA	57.7	46 - 47	10.7	6.5 - 7.0	$(18.6)	($21.5 - $22.5)	49.8	30 - 32.5

Cash EPS							$1.41	$1.00 - $1.09

Shares Outstanding

Basic							23.3	23.3

Diluted							25.0	23.3

Appendix

Summary of Wholly-Owned Subsidiaries

Company	Year Acquired
Marketing Communications
Ambrose Carr Linton Carroll Inc.	1992
Bratskeir & Company, Inc.	2000
Chinnici Direct, Inc.	2000
Colle & McVoy, Inc.	1999
Computer Composition of Canada Inc.	1988
Mackenzie Marketing, Inc.	2000
Pro-Image Corporation	1994
Targetcom, LLC	2000

Secure Products International
Aston-Potter	1993
Mercury Graphics	1995
Metaca Corporation	1997
Placard Pty. Ltd.	1996

Less than Wholly-Owned and Incremental Ownership Summary

	% Owned	Ownership Potential Based on Outstanding Puts
Company	at 6/30/05	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Accent Marketing Services	89.8%	93.2%	96.6%	100.0%	—	—	—	—	—	—	—
Accumark Communications	55.0%	—	—	—	—	—	—	—	—	—	—
Allard Johnson Communications	59.3%	69.6%	—	—	—	—	—	—	—	—	—
Banjo	58.2%	—	—	—	—	—	—	—	—	—	—
Bruce Mau Design	50.1%	—	—	—	—	—	—	—	—	—	—
Bryan Mills Group	68.0%	100.0%	—	—	—	—	—	—	—	—	—
Cliff Freeman and Partners	19.9%	—	—	—	—	—	—	—	—	—	—
Crispin Porter & Bogusky	49.0%	—	—	66.0%	83.0%	100.0%	—	—	—	—	—
Fletcher Martin Ewing	85.0%	100.0%	—	—	—	—	—	—	—	—	—
Hello Design	51.0%	—	—	—	—	—	—	—	—	—	—
Henderson Bas	65.0%	—	—	—	—	—	—	—	—	—	—
Integrated Healthcare Communications	80.0%	100.0%	—	—	—	—	—	—	—	—	—
Kirshenbaum Bond & Partners	60.0%	—	—	—	100.0%	—	—	—	—	—	—
Lifemed	45.0%	—	—	—	—	—	—	—	—	—	—
Mageotes / Fertitta + Partners	80.0%	100.0%	—	—	—	—	—	—	—	—	—
Mono Advertising	49.0%	—	—	—	—	—	54.0%	59.0%	64.0%	69.0%	74.0%
Northstar Research Partners	50.1%	100.0%	—	—	—	—	—	—	—	—	—
Onbrand Design (formerly Strategies)	85.0%	—	—	—	—	—	—	—	—	—	—
Source Marketing	87.7%	100.0%	—	—	—	—	—	—	—	—	—
Veritas Communications	58.8%	—	—	—	—	—	—	—	—	—	—
Vitro Robertson	68.0%	—	—	—	—	—	—	100.0%	—	—	—
Zig	49.9%	—	—	—	—	79.9%	—	—	—	—	—
Zyman	61.6%	—	—	—	—	—	—	67.1%	—	—	—

Note:                   All businesses are consolidated for accounting purposes except Accumark, Cliff Freeman, Mono and Zig which are accounted for using the equity method.

Definition of Non-GAAP Metrics

•                  EBITDA: EBITDA is a non-GAAP measure, that  represents operating profit plus depreciation and amortization plus stock-based compensation. A reconciliation of “EBITDA”to the US GAAP reported results of operations has been provided by the Company in the tables included in the earnings release issued on August 5, 2005.